SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

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American Independence Funds Trust
(Name of Registrant as Specified in Its Charter)

     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

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AMERICAN INDEPENDENCE FUNDS TRUST
335 Madison Avenue, Mezzanine
New York, NY 10017

Stock Fund
Short-Term Bond Fund
Intermediate Bond Fund

June 8, 2007

Dear Shareholder,

On behalf of the Board of Trustees of American Independence Funds Trust (the "Trust"), I cordially invite you to attend a Special Meeting of Shareholders of the Stock Fund, Short-Term Bond Fund and Intermediate Bond Fund, to be held at 10:00 a.m. (Eastern time) on June 28, 2007, at the Trust's offices located at 335 Madison Avenue, Mezzanine, New York, NY 10016. The purpose of the Special Meeting is set forth in the formal notice of the Meeting following this letter.

INCLUDED WITH THIS LETTER ARE A NOTICE OF SPECIAL MEETING OF SHAREHOLDERS, A PROXY STATEMENT AND A PROXY CARD.

Regardless of the number of shares you own, it is important that your shares are represented and voted. If you cannot personally attend the Special Shareholders' Meeting, we would appreciate your promptly voting, signing and returning the enclosed proxy card in the postage-paid envelope provided.

We thank you for your time and for your investment in the American Independence Funds Trust.

Sincerely,

Eric M. Rubin
President
American Independence Funds Trust

1

AMERICAN INDEPENDENCE FUNDS TRUST
335 Madison Avenue, Mezzanine
New York, NY 10017

Stock Fund
Short-Term Bond Fund
Intermediate Bond Fund
(collectively, the "Funds")

June 8, 2007

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

A Special Meeting of Shareholders of the Stock Fund, Short-Term Bond Fund and Intermediate Bond Fund, series of American Independence Funds Trust (the "Trust"), a Delaware business trust, will be held at the Trust's offices, located at 335 Madison Avenue, Mezzanine, New York, NY 10017, on June 28, 2007 at 10:00 a.m. (Eastern time) for the following purposes:

     1. To approve a new investment sub-advisory agreement between American Independence Financial Services, LLC and American Independence Capital Management, LLC on behalf of the Stock Fund.

     2. To approve a new investment sub-advisory agreement between American Independence Financial Services, LLC and American Independence Financial Counselors, LLC on behalf of the Short-Term Bond Fund and Intermediate Bond Fund.

     3. To transact such other business as may properly come before the Meeting, or any adjournments thereto.

Shareholders of record at the close of business on May 23, 2007 are entitled to notice of, and to vote at, the Meeting.

Eric M. Rubin
President
American Independence Funds Trust

PROXY STATEMENT
FOR A SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON June 28, 2007

Stock Fund
Short-Term Bond Fund
Intermediate Bond Fund
(each a "Fund")

INTRODUCTION

This proxy statement is solicited by the Board of Trustees (the "Board") of American Independence Funds Trust (the "Trust") for voting at the special meeting of shareholders of the Trust to be held at 10:00 a.m.(Eastern Standard time) on June 28, 2007, at the Trust's offices at 335 Madison Avenue, New York, NY 10017, and at any and all adjournments thereof (the "Meeting"), for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders.

SOLICITATION OF PROXIES

     The Board is soliciting votes from shareholders of each Fund with respect to each Proposal. The solicitation of votes is made by the mailing of this Proxy Statement and the accompanying proxy card(s) on or about June 8, 2007. In addition to solicitation by mail, certain officers and representatives of the Trustees, officers and employees of the Trust's investment adviser or their affiliates and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally. (See "Shareholder Meeting Costs and Voting Procedures".)

The appointed proxies will vote in their discretion on any other business as may properly come before the Special Meeting or any adjournments or postponements thereof. Additional matters would only include matters that were not anticipated as of the date of this Proxy Statement.

Each share of each Fund is entitled to one vote on each proposal and on each other matter that it is entitled to vote upon at the Meeting.

Each valid proxy that the Trust receives will be voted in accordance with your instructions and as the persons named in the proxy determine on such other business as may come before the Meeting. If no instructions are given on an executed proxy that has been returned to us, that proxy will be voted FOR the proposal. Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Trust, or by voting in person at the Meeting.

Each proposal requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund. The term "majority of the outstanding voting securities" of the Fund as defined by the Investment Company Act of 1940, as amended (the "1940 Act"), means: the affirmative vote of the lesser of (i) 67% of the voting securities of the Fund present at the meeting if more than 50% of the outstanding shares of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Fund.

The Board of Trustees of the Trust has fixed the close of business on May 23, 2007 as the record date (the "Record Date") for determining holders of the Fund's shares entitled to notice of and to vote at the Meeting. See "Substantial Shareholders" for record date shares of each Fund.

ANNUAL AND SEMI-ANNUAL REPORT

Copies of the Funds' most recent annual and semi-annual reports, including financial statements, previously have been sent to shareholders. This Proxy Statement should be read in conjunction with the Annual Report. Copies of the reports are available without charge upon request by writing to the Trust, 335 Madison Avenue, Mezzanine, New York, NY 10017, or by calling 1-866-410-2006.

PROPOSALS FOR SHAREHOLDER APPROVAL

     The table below has been prepared to assist you in determining which proposals apply to the Funds(s) you own. You are only being asked to vote on the proposals that are indicated with a check mark next to the Funds(s) you own.

Fund	Proposal #1	Proposal #2.A.	Proposal 2.B.
Stock Fund	X
Short-Term Bond		X
Fund
Intermediate Bond			X
Fund

PROPOSAL 1 - APPROVAL OF A NEW INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN AMERICAN INDEPENDENCE FINANCIAL SERVICES, LLC AND AMERICAN INDEPENDENCE CAPITAL MANAGEMENT, LLC ON BEHALF OF THE STOCK FUND

BACKGROUND

American Independence Financial Services, LLC (the "Adviser" or “AIFS”) serves as the investment Adviser of the Stock Fund pursuant to an Advisory Agreement dated March 1, 2006. The Adviser, through its portfolio management team continuously reviews, supervises and administers the Fund's investment program. The Adviser also provides certain administrative services necessary for the Fund's operations.

The Adviser entered into a sub-advisory agreement on behalf of the Fund with Barrow, Hanley, Mewhinney & Strauss, Inc. (“Barrow Hanley”) dated March 1, 2006. Barrow Hanley had the primary responsibility for the investment decisions of the Fund.

On March 1, 2007, Barrow Hanley tendered its resignation as sub-adviser to the Stock Fund effective May 1, 2007.

At a meeting of the Board held on March 30, 2007, the Board of Trustees, after careful consideration of a variety of factors (see "The Trustees Considerations" below), determined that the appointment of American Independence Capital Management, LLC (“AICM”), a newly registered investment adviser, which was established jointly by American Independence Financial Services, LLC and Miller & Jacobs Capital, as sub-advisor to the Fund was in the best interests of the Fund and its shareholders, and unanimously approved an Interim Sub-Advisory Agreement between American Independence Financial Services, LLC and American Independence Capital Management, LLC, subject to shareholder approval. The Interim Sub-Advisory Agreement is substantially identical to the Prior Sub-Advisory Agreement. (See "Comparison of the New Sub-Advisory Agreement to the Prior Sub-Advisory Agreement" below and the form of the New Sub-Advisory Agreement attached hereto as Exhibit A.) The Interim Agreement will be in effect for no more than 150 days and may be terminated by vote of the Board of Trustees or a majority of the outstanding voting securities of the Fund at any time upon 10 calendar days' notice.

The Interim Agreement provides for fees payable to AICM for its sub-advisory services at the same rate as payable under the Prior Sub-Advisory Agreement and requires that the compensation earned under the Interim Agreement be held in an interest-bearing account until the termination of the Interim Agreement. Under the terms of the Interim Agreement, if shareholders approve the New Sub-Advisory Agreement, AICM is entitled to receive the amount held in the escrow account (plus interest), or, if shareholders do not approve the New Sub-Advisory Agreement, AICM is entitled to receive the lesser of (i) the fees held in the escrow account (plus interest) or (ii) the cost incurred by AICM while performing under the Interim Agreement (plus interest).

In the event that the New Sub-Advisory Agreement is not approved by shareholders of the Fund, the Board will have to determine what additional steps are in the best interests of the Fund and its shareholders.

COMPARISON OF THE NEW SUB-ADVISORY AGREEMENT AND THE PRIOR SUB-ADVISORY AGREEMENT

Other than the change in the effective date and termination date, the terms of the New Sub-Advisory Agreement is substantially identical in all material respects to the Prior Sub-Advisory Agreement, including the total amount of compensation paid to the sub-advisers. The following description of the New Sub- Advisory Agreements is only a summary. You should refer to Exhibit A for a form of the complete New Sub-Advisory Agreements.

Under the New Sub-Advisory Agreement, as compensation for the services performed, American Independence Capital Management, LLC, will receive a fee, accrued daily and paid monthly at the rate of 0.3375% per annum of the aggregate average daily net assets under management.

As is the case under the Prior Sub-Advisory Agreement, the New Sub-Advisory Agreement provides that AICM will manage the investment and reinvestment of the Fund's assets and, with respect to such assets, continuously review, supervise, and administer the investment program of the Fund, determine in its discretion the securities to be purchased or sold, provide AIFS and the Trust with records concerning AICM’s activities which the Trust is required to maintain, and render regular reports to AIFS and the Trust's officers and Board concerning AICM’s discharge of the foregoing responsibilities. AICM will discharge the foregoing responsibilities subject to AIFS’s oversight and the control of the officers and the Board and in compliance with such policies as the Board may from time to time establish, and in compliance with the objectives, policies and limitation for the Fund set forth in the Trust's current registration statement as amended from time to time, and applicable laws and regulations.

If approved by shareholders, the New Sub-Advisory Agreement will continue in effect with respect to the Fund for two years from its effective date, and will continue in effect thereafter for successive annual periods, provided its continuance is specifically approved at least annually by (1) a majority vote, cast in person at a meeting called for that purpose, of the Board or (2) a vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act and the rules thereunder) of the Fund, and (3) in either event by a majority of the Trustees who are not parties to the New Sub-Advisory Agreement or interested persons of the Trust or of any such party. The New Sub-Advisory Agreement provides that it may be terminated at any time, without penalty, by either party upon 60 days' written notice, provided that such termination by the Fund shall be directed or approved by a vote of the Board, or by a vote of holders of a majority of the shares of the Fund.

Both the Prior Sub-Advisory Agreement and the New Sub-Advisory Agreement provide that the sub-advisers would have no liability to the Adviser of the Fund for any act or omission in connection with rendering services under the respective agreements, including any loss arising out of any investment, except for liability resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the sub-adviser of its duties under the Agreements ("Disabling Conduct").

THE BOARD OF THE TRUST HAS UNANIMOUSLY RECOMMENDED THAT SHAREHOLDERS APPROVE AND VOTE "FOR" THE PROPOSAL.

The Board has determined that the New Sub-Advisory Agreement is fair and in the best interests of the Fund's shareholders. In making this recommendation, the Board exercised its independent judgment based on a careful review of the proposed arrangements and potential benefits.

THE TRUSTEES' CONSIDERATIONS

The New Sub-Advisory Agreement was presented to the Board for its consideration at a Board of Trustees' meeting held on March 30, 2007. The full Board, and, separately, the independent Trustees, voted unanimously to approve the New Sub-Advisory Agreement.

In evaluating the New Sub-Advisory Agreement, the Board reviewed materials furnished by the Adviser and AICM, including (i) information about the Adviser’s and AICM’s personnel, operations and management of the Fund, (ii) comparative data as to the Fund's investment performance and advisory fees, (iii) the sub-advisor’s trade allocation methods; the standards and performance in seeking best execution; allocation for brokerage and research and use of soft dollars and (iv) representations by AICM that it would provide advisory and other services to the Fund of a scope and quality at least equivalent to the scope and quality of the services currently provided to the Fund.

The Board also considered that the terms of the New Sub-Advisory Agreement will remain materially unchanged from the Prior Sub-Advisory Agreement and that the advisory fees payable by the Fund will remain the same.

Based upon it evaluation, the Board concluded that the Adviser's engagement of AICM as sub-advisers to the Fund has provided the Fund the access to highly effective management and advisory services and capabilities and that the provision of investment advisory services by AICM is in the best interests of the Fund.

The Board concluded further that the terms of the New Sub-Advisory Agreement, including the fees contemplated thereby, are fair and reasonable and in the best interests of the Fund and its shareholders.

In order to provide for the services described above in the New Sub-Advisory Agreements, the shareholders are being asked to approve the New Sub-Advisory Agreements.

THE ADVISER AND SUB-ADVISOR

Adviser

American Independence Financial Services, Inc., 335 Madison Avenue, Mezzanine, New York, NY 10017, serves as the investment adviser of the Fund pursuant to an Advisory Agreement dated March 1, 2006 (the "Advisory Agreement"). The Adviser, through its portfolio management team, continuously reviews, supervises and administers the Funds investment programs. The Adviser also provides certain administrative services necessary for the Funds’ operations. For its services the Adviser receives from the Fund a fee, payable monthly, at the annual rate of 1.00% of the Fund's average daily net assets. The Adviser has agreed to waive a portion of its fee in order to limit the Fund's total operating expenses to 1.39% for the Class A Shares, 1.89% for the Class C Shares and 0.89% for the Institutional Class Shares through March 1, 2009.

The directors and executive officers of the Adviser and their positions during the past two years are as follows:

American Independence Financial Services, LLC

Name	Position and Office
Eric M. Rubin	President and Member of Board of Managers

John J. Pileggi	Managing Partner and Member of Board of Managers

Keith Chutjian	Member of Board of Managers

Terry Starks	Member of Board of Managers

Richard Edelman	Member of Board of Managers

Jared Goldstrom	Vice President and Portfolio Manager

Robert Campbell	Vice President and Portfolio Manager

Louis J. Hanna	Director of Strategic Planning

Theresa Donovan	Sr. Director Compliance and Administration

The Adviser currently serves as investment manager to 11 separate portfolios of the American Independence Funds Trust, all of which are currently operational and being offered to investors. The net assets of each of these portfolios and the management fee paid to the Adviser by each of these portfolios (expressed as a percentage of average daily net assets) are set forth in the table below.

The following table shows the advisory fees that AIFS, in its capacity as investment advisor, is entitled to receive from the American Independence Funds, calculated daily and paid monthly at the following annual rates, as a percentage of each respective Fund’s average daily net assets.

Fund	Advisory	Net Assets	Advisory Fees	Advisory Fees
	Fee(Before Waivers)	As of 10/31/06	Paid	Waived
Stock Fund	1.00%	$107,576,677	$1,008,917	$395,153
International Equity Fund	0.81%	$121,844,106	$717,156	$181,819
Short-Term Bond Fund	0.40%	$ 56,211,975	$220,524	$201,682
Intermediate Bond Fund	0.40%	$ 48,223,530	$198,099	$130,338
Kansas Tax-Exempt Bond Fund	0.30%	$158,884,912	$468,954	$306,147
Financial Services Fund*	1.25%	$0

American Independence Capital Management, LLC

American Independence Capital Management, LLC is a newly registered investment adviser, which was established jointly by American Independence Financial Services, LLC and Miller & Jacobs Capital, LLC as a Delaware limited liability company. American Independence Capital Management, LLC is also the Sub-Adviser to the American Independence Financial Services Fund a newly registered fund of the Trust.

The directors and executive officers of the Sub-Adviser and their positions are as follows:

Name	Position and Office	Address
American Independence Financial Services, LLC	Parent	335 Madison Avenue
New York, NY 10017

Miller & Jacobs Capital, LLC	Parent	5013 Chandler’s Wharf
Christiansted, U.S. Virgin
Islands 00820

Jeffrey Miller	President	5013 Chandler’s Wharf
Christiansted, U.S. Virgin
Islands 00820

Eric Jacobs	Executive Vice President	5013 Chandler’s Wharf
Christiansted, U.S. Virgin
Islands 00820

Robert Sherry	Executive Vice President	400 Madison Avenue
New York, NY 10017

Eric Rubin	Executive Vice President	335 Madison Avenue
New York, NY 10017

Jared Goldstrom	Vice President	335 Madison Avenue
New York, NY 10017

John Pileggi	Treasurer	335 Madison Avenue
New York, NY 10017

Theresa Donovan	Chief Compliance Officer	335 Madison Avenue
New York, NY 10017

Keith Chutjian	Member of Board of Managers	335 Madison Avenue
New York, NY 10017

Terry Starks	Member of Board of Managers	335 Madison Avenue
New York, NY 10017

Richard Edelman	Member of Board of Managers	335 Madison Avenue
New York, NY 10017

During the last fiscal year, the Stock Fund did not pay commissions to any affiliated broker of AICM, and did not pay any fee to AICM or any affiliate for services provided to the Stock Fund other than those under the Sub-Advisory Agreement.

THE UNDERWRITER AND ADMINISTRATOR

The Fund's principal underwriter is BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), (the "Underwriter"), 3435 Stelzer Road, Columbus, Ohio 43219. American Independence Financial Services, LLC serves as the Funds’ Administrator and BISYS serves as the Funds’ Sub-Administrator.

SHAREHOLDER MEETING COSTS AND VOTING PROCEDURES

The Trust Instrument of the Trust provides that the presence at a shareholder meeting in person or by proxy of one-third of the shares of the Fund entitled to vote at the Meeting constitutes a quorum. Thus, the Meeting will take place on its scheduled date if one-third or more of the shares of the Fund are represented. If a quorum of shareholders of the Fund is not present or if a quorum is present but sufficient votes in favor of the Proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to any proposal for which sufficient votes have not been received. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question of adjournment in person or by proxy. The persons named as proxies will vote all proxies in favor of the adjournment that voted in favor of the proposal or that abstained. They will vote against such adjournment those proxies required to be voted against the proposal. A favorable vote of a “majority of the outstanding voting securities” of the applicable American Independence Fund is required to approve each Proposal. Under the Investment Company Act, the vote of a majority of the outstanding voting securities means the affirmative vote of the lesser of (i) 67% or more of the shares of the applicable American Independence Fund represented at the meeting, if at least 50% of all outstanding shares of the Fund are represented at the meeting, or (ii) 50% or more of the outstanding shares of the Fund entitled to vote.

Share represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Votes cast by proxy or in person at the Meeting will be counted by persons appointed tellers for the Meeting. The tellers will count the total number of votes cast "for" approval of the Proposal for purposes of determining whether sufficient affirmative votes have been cast. Abstentions and broker non-votes have the effect of a negative vote with respect to the Proposal.

As of the close of business on May 23, 2007, INTRUST Bank owned of record 99.6% of the shares of the Fund and thus may be deemed to control the Fund. As owner of more than 50% of the Fund's shares, INTRUST will be able to cast the deciding vote on the Proposal. To the knowledge of management, at the close of business on May 23, 2007, the officers and Trustees of the Trust owned, collectively, less than 1% of the shares of the Fund.

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs in connection with solicitation of proxies related to the required approvals will be paid by American Independence Financial Services, LLC and American Independence Capital Management, LLC, including any additional solicitations made by letter, telephone or telegraph.

PROPOSAL 2.A. - APPROVAL OF A NEW INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN AMERICAN INDEPENDENCE FINANCIAL SERVICES, LLC AND AMERICAN INDEPENDENCE FINANCIAL COUNSELORS, LLC ON BEHALF OF THE SHORT-TERM BOND FUND

BACKGROUND

American Independence Financial Services, LL (the "Adviser") serves as the investment adviser of the Short-Term Bond Fund pursuant to an Advisory Agreement dated March 1, 2006.The Adviser, through its portfolio management team continuously reviews, supervises and administers the Funds’ investment program. The Adviser also provides certain administrative services necessary for the Fund’s operations.

The Adviser entered into a sub-advisory agreement on behalf of the Fund with Commerce Asset Management (“Commerce”) dated March 1, 2006. Commerce had the primary responsibility for the investment decisions of the Fund.

On March 1, 2007, Commerce tendered its resignation as sub-adviser to the Short-Term Bond Fund effective April 1, 2007.

At a meeting of the Board held on March 30, 2007, the Board of Trustees, after careful consideration of a variety of factors (see "The Trustees Considerations" below), determined that the appointment of American Independence Financial Counselors, LLC (“AIFC”), a newly registered investment adviser, which is a wholly owned subsidiary of American Independence Financial Services, LLC, as sub-advisor to the Fund was in the best interests of the Fund and its shareholders, and unanimously approved an Interim Sub-Advisory Agreement between American Independence Financial Services, LLC and American Independence Financial Counselors, LLC, subject to shareholder approval. The Interim Sub-Advisory Agreement is substantially identical to the Prior Sub-Advisory Agreement. (See "Comparison of the New Sub-Advisory Agreement to the Prior Sub-Advisory Agreement" below and the form of the New Sub-Advisory Agreement attached hereto as Exhibit B.) The Interim Agreement will be in effect for no more than 150 days and may be terminated by vote of the Board of Trustees or a majority of the outstanding voting securities of the Fund at any time upon 10 calendar days' notice.

The Interim Agreement provides for fees payable to AIFC for its sub-advisory services at the same rate as payable under the Prior Sub-Advisory Agreement and requires that the compensation earned under the Interim Agreement be held in an interest-bearing account until the termination of the Interim Agreement. Under the terms of the Interim Agreement, if shareholders approve the New Sub-Advisory Agreement, AIFC is entitled to receive the amount held in the escrow account (plus interest), or, if shareholders do not approve the New Sub-Advisory Agreement, AIFC is entitled to receive the lesser of (i) the fees held in the escrow account (plus interest) or (ii) the cost incurred by AIFC while performing under the Interim Agreement (plus interest).

In the event that the New Sub-Advisory Agreement is not approved by shareholders of the Fund, the Board will have to determine what additional steps are in the best interests of the Fund and its shareholders.

COMPARISON OF THE NEW SUB-ADVISORY AGREEMENT AND THE PRIOR SUB-ADVISORY AGREEMENT

Other than the change in the effective date and termination date, the terms of the New Sub-Advisory Agreement is substantially identical in all material respects to the Prior Sub-Advisory Agreement, including the total amount of compensation paid to the sub-advisers. The following description of the New Sub-Advisory Agreements is only a summary. You should refer to Exhibit A for a form of the complete New Sub-Advisory Agreements.

Under the New Sub-Advisory Agreement, as compensation for the services performed by American Independence Financial Capital, LLC, American Independence Financial Services, LLC will receive a fee, accrued daily and paid monthly at the rate of 0.15% for the Short-Term Bond Fund per annum of the aggregate average daily net assets of under management.

As is the case under the Prior Sub-Advisory Agreement, the New Sub-Advisory Agreement provides that AIFC will manage the investment and reinvestment of the Fund’s assets and, with respect to such assets, continuously review, supervise, and administer the investment program of the Fund, determine in its discretion the securities to be purchased or sold, provide AIFS and the Trust with records concerning AIFC’s activities which the Trust is required to maintain, and render regular reports to AIFS and the Trust's officers and Board concerning AIFC’s discharge of the foregoing responsibilities. AIFC will discharge the foregoing responsibilities subject to AIFS’s oversight and the control of the officers and the Board and in compliance with such policies as the Board may from time to time establish, and in compliance with the objectives, policies and limitation for the Fund set forth in the Trust's current registration statement as amended from time to time, and applicable laws and regulations.

If approved by shareholders, the New Sub-Advisory Agreement will continue in effect with respect to the Fund for two years from its effective date, and will continue in effect thereafter for successive annual periods, provided its continuance is specifically approved at least annually by (1) a majority vote, cast in person at a meeting called for that purpose, of the Board or (2) a vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act and the rules thereunder) of the Fund, and (3) in either event by a majority of the Trustees who are not parties to the New Sub-Advisory Agreement or interested persons of the Trust or of any such party. The New Sub-Advisory Agreement provides that it may be terminated at any time, without penalty, by either party upon 60 days' written notice, provided that such termination by the Fund shall be directed or approved by a vote of the Board, or by a vote of holders of a majority of the shares of the Fund.

Both the Prior Sub-Advisory Agreement and the New Sub-Advisory Agreement provide that the sub-advisers would have no liability to the Adviser of the Fund for any act or omission in connection with rendering services under the respective agreements, including any loss arising out of any investment, except for liability resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the sub-adviser of its duties under the Agreements ("Disabling Conduct").

PROPOSAL 2.B. - APPROVAL OF A NEW INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN AMERICAN INDEPENDENCE FINANCIAL SERVICES, LLC AND AMERICAN INDEPENDENCE FINANCIAL COUNSELORS, LLC ON BEHALF OF THE INTERMEDIATE BOND FUND

BACKGROUND

American Independence Financial Services, LL (the "Adviser") serves as the investment adviser of the Intermediate Bond Fund pursuant to an Advisory Agreement dated March 1, 2006.The Adviser, through its portfolio management team continuously reviews, supervises and administers the Fund’s investment program. The Adviser also provides certain administrative services necessary for the Fund’s operations.

The Adviser entered into a sub-advisory agreement on behalf of the Fund with Commerce Asset Management (“Commerce”) dated March 1, 2006. Commerce had the primary responsibility for the investment decisions of the Fund.

On March 1, 2007, Commerce tendered its resignation as sub-adviser to the Intermediate Bond Fund effective April 1, 2007.

At a meeting of the Board held on March 30, 2007, the Board of Trustees, after careful consideration of a variety of factors (see "The Trustees Considerations" below), determined that the appointment of American Independence Financial Counselors, LLC (“AIFC”), a newly registered investment adviser, which is a wholly owned subsidiary of American Independence Financial Services, LLC, as sub-advisor to the Fund was in the best interests of the Fund and its shareholders, and unanimously approved an Interim Sub-Advisory Agreement between American Independence Financial Services, LLC and American Independence Financial Counselors, LLC, subject to shareholder approval. The Interim Sub-Advisory Agreement is substantially identical to the Prior Sub-Advisory Agreement. (See "Comparison of the New Sub-Advisory Agreement to the Prior Sub-Advisory Agreement" below and the form of the New Sub-Advisory Agreement attached hereto as Exhibit B.) The Interim Agreement will be in effect for no more than 150 days and may be terminated by vote of the Board of Trustees or a majority of the outstanding voting securities of the Fund at any time upon 10 calendar days' notice.

The Interim Agreement provides for fees payable to AIFC for its sub-advisory services at the same rate as payable under the Prior Sub-Advisory Agreement and requires that the compensation earned under the Interim Agreement be held in an interest-bearing account until the termination of the Interim Agreement. Under the terms of the Interim Agreement, if shareholders approve the New Sub-Advisory Agreement, AIFC is entitled to receive the amount held in the escrow account (plus interest), or, if shareholders do not approve the New Sub-Advisory Agreement, AIFC is entitled to receive the lesser of (i) the fees held in the escrow account (plus interest) or (ii) the cost incurred by AIFC while performing under the Interim Agreement (plus interest).

In the event that the New Sub-Advisory Agreement is not approved by shareholders of the Fund, the Board will have to determine what additional steps are in the best interests of the Fund and its shareholders.

COMPARISON OF THE NEW SUB-ADVISORY AGREEMENT AND THE PRIOR SUB-ADVISORY AGREEMENT

Other than the change in the effective date and termination date, the terms of the New Sub-Advisory Agreement is substantially identical in all material respects to the Prior Sub-Advisory Agreement, including the total amount of compensation paid to the sub-advisers. The following description of the New Sub-Advisory Agreements is only a summary. You should refer to Exhibit A for a form of the complete New Sub-Advisory Agreements.

Under the New Sub-Advisory Agreement, as compensation for the services performed by American Independence Financial Capital, LLC, American Independence Financial Services, LLC will receive a fee, accrued daily and paid monthly at the rate of 0.15% for the Short-Term Bond Fund per annum of the aggregate average daily net assets of under management.

As is the case under the Prior Sub-Advisory Agreement, the New Sub-Advisory Agreement provides that AIFC will manage the investment and reinvestment of the Fund’s assets and, with respect to such assets, continuously review, supervise, and administer the investment program of the Fund, determine in its discretion the securities to be purchased or sold, provide AIFS and the Trust with records concerning AIFC’s activities which the Trust is required to maintain, and render regular reports to AIFS and the Trust's officers and Board concerning AIFC’s discharge of the foregoing responsibilities. AIFC will discharge the foregoing responsibilities subject to AIFS’s oversight and the control of the officers and the Board and in compliance with such policies as the Board may from time to time establish, and in compliance with the objectives, policies and limitation for the Fund set forth in the Trust's current registration statement as amended from time to time, and applicable laws and regulations.

If approved by shareholders, the New Sub-Advisory Agreement will continue in effect with respect to the Fund for two years from its effective date, and will continue in effect thereafter for successive annual periods, provided its continuance is specifically approved at least annually by (1) a majority vote, cast in person at a meeting called for that purpose, of the Board or (2) a vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act and the rules thereunder) of the Fund, and (3) in either event by a majority of the Trustees who are not parties to the New Sub-Advisory Agreement or interested persons of the Trust or of any such party. The New Sub-Advisory Agreement provides that it may be terminated at any time, without penalty, by either party upon 60 days' written notice, provided that such termination by the Funds shall be directed or approved by a vote of the Board, or by a vote of holders of a majority of the shares of the Fund.

Both the Prior Sub-Advisory Agreement and the New Sub-Advisory Agreement provide that the sub-advisers would have no liability to the Adviser of the Funds for any act or omission in connection with rendering services under the respective agreements, including any loss arising out of any investment, except for liability resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the sub-adviser of its duties under the Agreements ("Disabling Conduct").

THE BOARD OF THE TRUSTEES HAS UNANIMOUSLY RECOMMENDED THAT SHAREHOLDERS APPROVE AND VOTE "FOR" PROPOSAL 2.A. AND 2.B.

The Board has determined that the New Sub-Advisory Agreement is fair and in the best interests of the Funds’ shareholders. In making this recommendation, the Board exercised its independent judgment based on a careful review of the proposed arrangements and potential benefits.

THE TRUSTEES' CONSIDERATIONS

The New Sub-Advisory Agreement was presented to the Board for its consideration at a Board of Trustees' meeting held on March 30, 2007. The full Board, and, separately, the independent Trustees, voted unanimously to approve the New Sub-Advisory Agreement.

In evaluating the New Sub-Advisory Agreement, the Board reviewed materials furnished by the Adviser and AIFC, including (i) information about the Adviser’s and AIFC’s personnel, operations and management of the Funds, (ii) comparative data as to the Fund's investment performance and advisory fees, (iii) the sub-advisor’s trade allocation methods; the standards and performance in seeking best execution; allocation for brokerage and research and use of soft dollars and (iv) representations by AICM that it would provide advisory and other services to the Fund of a scope and quality at least equivalent to the scope and quality of the services currently provided to the Fund.

The Board also considered that the terms of the New Sub-Advisory Agreement will remain materially unchanged from the Prior Sub-Advisory Agreement and that the advisory fees payable by the Funds will remain the same.

Based upon it evaluation, the Board concluded that the Adviser's engagement of AIFC as sub-advisers to the Funds has provided the Funds the access to highly effective management and advisory services and capabilities and that the provision of investment advisory services by AIFC is in the best interests of the Funds.

The Board concluded further that the terms of the New Sub-Advisory Agreement, including the fees contemplated thereby, are fair and reasonable and in the best interests of the Funds and its shareholders.

In order to provide for the services described above in the New Sub-Advisory Agreement, the shareholders are being asked to approve the New Sub-Advisory Agreements.

THE ADVISER AND SUB-ADVISOR

Adviser

American Independence Financial Services, Inc., 335 Madison Avenue, Mezzanine, New York, NY 10017, serves as the investment adviser of the Fund pursuant to an Advisory Agreement dated March 1, 2006 (the "Advisory Agreement"). The Adviser, through its portfolio management team, continuously reviews, supervises and administers the Funds investment programs. The Adviser also provides certain administrative services necessary for the Funds’ operations. For its services the Adviser receives from the Funds a fee, payable monthly, at the annual rate of 0.40% of each Fund's average daily net assets. The Adviser has agreed to waive a portion of its fee in order to limit the Funds’ total operating expenses to 0.95% for the Class A Shares, 1.45% for the Class C Shares and 0.45% for the Institutional Class Shares of the Short-Term Bond Fund and 1.06% for Class A Shares, 1.56% for Class C Shares and 0.56% for the Institutional Class Shares of the Intermediate Bond Fund through March 1, 2009.

The directors and executive officers of the Adviser and their positions during the past two years are as follows:

American Independence Financial Services, LLC

Name	Position and Office
Eric M. Rubin*	President and Member of Board of Managers

John J. Pileggi*	Managing Partner and Member of Board of Managers

Keith Chutjian *	Member of Board of Managers

Terry Starks*	Member of Board of Managers

Richard Edelman*	Member of Board of Managers

Jared Goldstrom*	Vice President and Portfolio Manager

Louis J. Hanna*	Director of Strategic Planning

Theresa Donovan*	Sr. Director Compliance and Administration

*     Each Trustee and Officer may be contacted by writing to the Trustee or Officer, c/o American Independence Financial Services, LLC, 335 Madison Avenue, Mezzanine, New York, NY 10117.

The Adviser currently serves as investment manager to 11 separate portfolios of the American Independence Funds Trust, all of which are currently operational and being offered to investors. The net assets of each of these portfolios and the management fee paid to the Adviser by each of these portfolios (expressed as a percentage of average daily net assets) are set forth in the table below.

The following table shows the advisory fees that AIFS, in its capacity as investment advisor, is entitled to receive from the American Independence Funds, calculated daily and paid monthly at the following annual rates, as a percentage of each respective Fund’s average daily net assets.

Fund	Advisory	Net Assets As	Advisory Fees	Advisory Fees
	Fee(Before	of 10/31/06	Paid	Waived
	Waivers)
Stock Fund	1.00%	$107,576,677	$1,008,917	$395,153
International Equity Fund	0.81%	$121,844,106	$717,156	$181,819
Short-Term Bond Fund	0.40%	$ 56,211,975	$220,524	$201,682
Intermediate Bond Fund	0.40%	$ 48,223,530	$198,099	$130,338
Kansas Tax- Exempt Bond Fund	0.30%	$158,884,912	$468,954	$306,147
Financial Services Fund*	1.25%	$0

*Commenced operations on 3/01/07

American Independence Financial Counselors, LLC

American Independence Financial Counselors, LLC is a newly registered investment adviser, which was established by American Independence Financial Services, LLC as a Delaware limited liability company.

The directors and executive officers of the Sub-Adviser and their positions are as follows:

Name	Position and Office	Address
American Independence Financial Services, LLC	Parent	335 Madison Avenue New York, NY 10017

Robert Campbell	President	335 Madison Avenue New York, NY 10017

Eric Rubin	Executive Vice President	335 Madison Avenue New York, NY 10017

Jared Goldstrom	Vice President	335 Madison Avenue New York, NY 10017

John Pileggi	Treasurer	335 Madison Avenue New York, NY 10017

Theresa Donovan	Chief Compliance Officer	335 Madison Avenue New York, NY 10017

Keith Chutjian	Member of Board of Managers	335 Madison Avenue New York, NY 10017

Terry Starks	Member of Board of Managers	335 Madison Avenue New York, NY 10017

Richard Edelman	Member of Board of Managers	335 Madison Avenue New York, NY 10017

During the last fiscal year, the Short-Term Bond Fund and Intermediate Bond Fund did not pay commissions to any affiliated broker of AIFC, and did not pay any fee to AIFC or any affiliate for services provided to the Short-Term Bond Fund and Intermediate Bond Fund other than those under the Sub-Advisory Agreement.

THE UNDERWRITER AND ADMINISTRATOR

The Fund's principal underwriter is BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), (the "Underwriter"), 3435 Stelzer Road, Columbus, Ohio 43219. American Independence Financial Services, LLC serves as the Funds’ Administrator and BISYS serves as the Funds’ Sub-Administrator.

SHAREHOLDER MEETING COSTS AND VOTING PROCEDURES

The Trust Instrument of the Trust provides that the presence at a shareholder meeting in person or by proxy of one-third of the shares of the Fund entitled to vote at the Meeting constitutes a quorum. Thus, the Meeting will take place on its scheduled date if one-third or more of the shares of the Fund are represented. If a quorum of shareholders of the Fund is not present or if a quorum is present but sufficient votes in favor of the Proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to any proposal for which sufficient votes have not been received. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question of adjournment in person or by proxy. The persons named as proxies will vote all proxies in favor of the adjournment that voted in favor of the proposal or that abstained. They will vote against such adjournment those proxies required to be voted against the proposal. A favorable vote of a “majority of the outstanding voting securities” of the applicable American Independence Fund is required to approve each Proposal. Share represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Votes cast by proxy or in person at the Meeting will be counted by persons appointed tellers for the Meeting. The tellers will count the total number of votes cast "for" approval of the Proposal for purposes of determining whether sufficient affirmative votes have been cast. Abstentions and broker non-votes have the effect of a negative vote with respect to the Proposal.

As of the close of business on May 23, 2007, INTRUST Bank owned of record 95.3% of the shares of the Short-Term Bond Fund and 99.5% of the shares of the Intermediate Bond Fund and thus may be deemed to control the Fund. As owner of more than 50% of the Fund's shares, INTRUST will be able to cast the deciding vote on the Proposals. To the knowledge of management, as of the Record date the officers, and Trustees of the Trust owned collectively, less than 1% of the shares of the Funds. As of the Record Date, the shareholders with respect to the Funds known by the Funds to beneficially own 5% or more of the outstanding interest of a class of the Funds’ shares are identified below:

Stock Fund
Maril & Co.
FBO NJ
c/o Marshall & Ilsley Trust Company, NA
11270 West Park Place
Suite 400
Milwaukee, WI 53224	34.75%

Mitra & Co.
FBO NJ
c/o Marshall & Ilsley Trust Company, NA
11270 West Park Place
Suite 400
Milwaukee, WI 53224	34.65%

Transco & Company
Cash Account
c/o Marshall & Ilsley Trust Company, NA
11270 West Park Place
Suite 400
Milwaukee, WI 53224	30.21%

Short-Term Bond Fund
Maril & Co.
FBO NJ
c/o Marshall & Ilsley Trust Company, NA
11270 West Park Place
Suite 400
Milwaukee, WI 53224	62.23%

Mitra & Co.
FBO NJ
c/o Marshall & Ilsley Trust Company, NA
11270 West Park Place
Suite 400
Milwaukee, WI 53224	33.40%

Intermediate Bond Fund
Maril & Co.
FBO NJ
c/o Marshall & Ilsley Trust Company, NA
11270 West Park Place
Suite 400
Milwaukee, WI 53224	59.71%

Mitra & Co.
FBO NJ
c/o Marshall & Ilsley Trust Company, NA
11270 West Park Place
Suite 400
Milwaukee, WI 53224	32.51%

Transco & Company
Cash Account
c/o Marshall & Ilsley Trust Company, NA
11270 West Park Place
Suite 400
Milwaukee, WI 53224	7.43%

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs in connection with solicitation of proxies related to the required approvals will be paid by American Independence Financial Services, LLC, including any additional solicitations made by letter, telephone or telegraph.

OTHER MATTERS TO COME BEFORE THE MEETING

The Board is not aware of any matters that will be presented for action at the Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the persons entitled to vote the shares represented by such proxy the discretionary authority to vote matters in accordance with their best judgment.

Any shareholder proposal intended to be presented at the next shareholder meeting must be received by the Trust for inclusion in its proxy statement and form of proxy relating to such meeting at a reasonable time before the solicitation of proxies for the meeting is made.

     PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY
PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED
STATES.

By order of the Board of Trustees,

Exhibit A

INVESTMENT SUB-ADVISORY AGREEMENT

AGREEMENT made this 1st day of May, 2007 by and between American Independence Financial Services, LLC (the "Adviser"), and American Independence Capital Management, LLC (the “Sub-Adviser");

WHEREAS, the American Independence Fund Trust (the "Trust"), a Delaware business trust, is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"), consisting of several Funds of shares, each having its own investment policies; and

WHEREAS, the Trust has retained American Independence Financial Services, LLC ("AIFS") to provide the Trust with business and asset management services for the Stock Fund (the "Fund"), subject to the control of the Trust's Board of Trustees;

WHEREAS, the Trust has retained the Adviser to provide the Trust with business and asset management services for the Fund;

WHEREAS, the Trust’s agreement with the Adviser permits the Adviser to delegate to other parties certain of its asset management responsibilities; and

WHEREAS, the Adviser desires to retain the Sub-Adviser to render investment management services to the Fund, and the Sub-Adviser is willing to render such services;

NOW THEREFORE, in consideration of mutual covenants herein contained, the parties hereto agree as follows:

1. Duties of Sub-Adviser. The Adviser employs the Sub-Adviser to manage the investment and reinvestment of the Fund’s assets and, with respect to such assets, to continuously review, supervise, and administer the investment program of the Fund, to determine in the Sub-Adviser's discretion the securities to be purchased or sold, to provide the Adviser and the Trust with records concerning the Sub-Adviser's activities which the Trust is required to maintain, and to render regular reports to the Adviser and to the Trust's officers and Trustees concerning the Sub-Adviser's discharge of the foregoing responsibilities. The Sub-Adviser shall discharge the foregoing responsibilities subject to the Adviser's oversight and the control of the officers and the Trustees of the Trust and in compliance with such policies as the Trustees may from time to time establish, and in compliance with the objectives, policies, and limitations for such Fund set forth in the Trust's current registration statement as amended from time to time, and applicable laws and regulations. The Sub-Adviser accepts such employment and agrees to render the services for the compensation specified herein and to provide at its own expense the office space, furnishings and equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein.

The Sub-Adviser will instruct the Trust's Custodian(s) to hold and/or transfer the Fund’s assets in accordance with Proper Instructions received from the Sub-Adviser. (For this purpose, the term "Proper Instructions" shall have the meaning(s) specified in the applicable agreement(s) between the Trust and its custodians.) The Sub-Adviser will not be responsible for Trust expenses except as specified in this Agreement.

2. Fund Transactions. The Sub-Adviser is authorized to select the brokers or dealers (including, to the extent permitted by law and applicable Trust guidelines, the Sub-Adviser or any of its affiliates) that will execute the purchases and sales of Fund securities for the Fund and is directed to use its best efforts to obtain the best net results with respect to brokers' commissions and discounts as described in the Trust's current registration statement as amended from time to time. In selecting brokers or dealers, the Sub-Adviser may give consideration to factors other than price, including, but not limited to, research services and market information. Any such services or information which the Sub-Adviser receives in connection with activities for the Trust may also be used for the benefit of other clients and customers of the Sub-Adviser or any of its affiliates. The Sub-Adviser will promptly communicate to the Adviser and to the officers and the Trustees of the Trust such information relating to Fund transactions as they may reasonably request.

3. Compensation of the Sub-Adviser. For the services to be rendered by the Sub-Adviser as provided in Sections 1 and 2 of this Agreement, the Adviser shall pay to the Sub-Adviser compensation at the rate specified in Schedule A attached hereto and made a part of this Agreement. Such compensation shall be paid to the Sub-Adviser quarterly in arrears, and shall be calculated by applying the annual percentage rate(s) as specified in the attached Schedule A to the average month-end assets of the specified Fund during the relevant quarter. Solely for the purpose of calculating the applicable annual percentage rates specified in the attached Schedule(s), there shall be included such other assets as are specified in said Schedule(s).

4. Other Services. At the request of the Trust or the Adviser, the Sub-Adviser in its discretion may make available to the Trust office facilities, equipment, personnel, and other services. Such office facilities, equipment, personnel and services shall be provided for or rendered by the Sub-Adviser and billed to the Trust or the Adviser at a price to be agreed upon by the Sub-Adviser and the Trust or the Adviser.

5. Reports. The Adviser (on behalf of the Trust) and the Sub-Adviser agree to furnish to each other, if applicable, current prospectuses, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.

6. Status of Sub-Adviser. The services of the Sub-Adviser to the Trust are not to be deemed exclusive, and the Sub-Adviser and its directors, officers, employees and affiliates shall be free to render similar services to others so long as its services to the Trust are not impaired thereby. The Sub-Adviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Adviser or the Trust in any way or otherwise be deemed an agent to the Adviser or the Trust.

7. Certain Records. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act which are prepared or maintained by the Sub-Adviser on behalf of the Adviser or the Trust are the property of the Adviser or the Trust and will be surrendered promptly to the Adviser or Trust on request.

8. Liability of Sub-Adviser. No provision of this Agreement shall be deemed to protect the Sub-Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

9. Permissible Interests. To the extent permitted by law, Trustees, agents, and shareholders of the Trust are or may be interested in the Sub-Adviser (or any successor thereof) as directors, partners, officers, or shareholders, or otherwise; directors, partners, officers, agents, and shareholders of the Sub-Adviser are or may be interested in the Trust as Trustees, shareholders or otherwise; and the Sub-Adviser (or any successor thereof) is or may be interested in the Trust as a shareholder or otherwise; provided that all such interests shall be fully disclosed between the parties on an ongoing basis and in the Trust's registration statement as required by law.

10. Duration and Termination. This Agreement, unless sooner terminated as provided herein, shall continue for two years after its initial approval and thereafter for periods of one year for so long as such continuance thereafter is specifically approved at least annually (a) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund; provided, however, that if the shareholders of the Fund fail to approve the Agreement as provided herein, the Sub-Adviser may continue to serve hereunder in the manner and to the extent permitted by the 1940 Act and rules thereunder. The foregoing requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder. This Agreement may be terminated at any time, without the payment of any penalty, by the Adviser, by vote of a majority of the Trustees of the Trust or by vote of a majority of the outstanding voting securities of each Fund on not less than 30 days' nor more than 60 days' written notice to the Sub-Adviser, or by the Sub-Adviser at any time without the payment of any penalty, on 60 days' written notice to the Adviser and the Trust. This Agreement will automatically and immediately terminate in the event of its assignment. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the other party at the primary office of such party, unless such party has previously designated another address.

As used in this Section 10, the terms "assignment," "interested persons," and a "vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

11. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

A copy of the Declaration of Trust of the Trust is on file with the Secretary of the State of Delaware, and notice is hereby given that this instrument is not binding upon any of the Trustees, officers, or shareholders of the Trust individually.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first written above.

American Independence	American Independence Financial.
Capital Management, LLC	Services, LLC

By:	By:

Title:	Title:

Schedule A
to the
Investment Sub-Advisory Agreement
between
American Independence Financial Services, LLC
and
American Independence Capital Management, LLC
For the
Stock Fund

American Independence Financial Services, LLC shall pay compensation to American Independence Capital Management, LLC pursuant to section 3 of the Investment Sub-Advisory Agreement between said parties in accordance with the following annual percentage rates:

Stock Fund	0.3375%

In the event that investment advisory fees charged to the International Stock Fund by the Investment Adviser are waived, deferred or reduced, then sub-advisory fees payable in accordance with this Schedule shall be proportionally waived, deferred or reduced. Such fee reduction, if applicable, shall be applied on a monthly basis at the time each payment of sub-advisory fees is due hereunder. Further, if the fees payable to the Sub-Adviser begin to accrue before the end of any month, or if this Agreement terminates before the end of any month, then such fees for such month shall be prorated according to the proportion which the partial period bears to the full month in which such effectiveness or termination occurs

DATED:_________________, 2007

Exhibit B

INVESTMENT SUB-ADVISORY AGREEMENT

AGREEMENT made this ____ day of __________, 2007 by and between American Independence Financial Services, LLC (the "Adviser"), and American Independence Financial Counselors, LLC (the “Sub-Adviser");

WHEREAS, the American Independence Funds Trust (the "Trust"), a Delaware business trust, is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"), consisting of several Funds of shares, each having its own investment policies; and

WHEREAS, the Trust has retained American Independence Financial Services, LLC ("AIFS") to provide the Trust with business and asset management services for the Short-Term Bond Fund and Intermediate Bond Fund (the "Funds"), subject to the control of the Trust's Board of Trustees;

WHEREAS, the Trust has retained the Adviser to provide the Trust with business and asset management services for the Funds;

WHEREAS, the Trust’s agreement with the Adviser permits the Adviser to delegate to other parties certain of its asset management responsibilities; and

WHEREAS, the Adviser desires to retain the Sub-Adviser to render investment management services to the Funds, and the Sub-Adviser is willing to render such services;

NOW THEREFORE, in consideration of mutual covenants herein contained, the parties hereto agree as follows:

1. Duties of Sub-Adviser. The Adviser employs the Sub-Adviser to manage the investment and reinvestment of the Funds’ assets and, with respect to such assets, to continuously review, supervise, and administer the investment program of the Funds, to determine in the Sub-Adviser's discretion the securities to be purchased or sold, to provide the Adviser and the Trust with records concerning the Sub-Adviser's activities which the Trust is required to maintain, and to render regular reports to the Adviser and to the Trust's officers and Trustees concerning the Sub-Adviser's discharge of the foregoing responsibilities. The Sub-Adviser shall discharge the foregoing responsibilities subject to the Adviser's oversight and the control of the officers and the Trustees of the Trust and in compliance with such policies as the Trustees may from time to time establish, and in compliance with the objectives, policies, and limitations for such Funds set forth in the Trust's current registration statement as amended from time to time, and applicable laws and regulations. The Sub-Adviser accepts such employment and agrees to render the services for the compensation specified herein and to provide at its own expense the office space, furnishings and equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein. The Sub-Adviser will instruct the Trust's Custodian(s) to hold and/or transfer the Funds’ assets in accordance with Proper Instructions received from the Sub-Adviser. (For this purpose, the term "Proper Instructions" shall have the meaning(s) specified in the applicable agreement(s) between the Trust and its custodians.) The Sub-Adviser will not be responsible for Trust expenses except as specified in this Agreement.

 2. Fund Transactions. The Sub-Adviser is authorized to select the brokers or dealers (including, to the extent permitted by law and applicable Trust guidelines, the Sub-Adviser or any of its affiliates) that will execute the purchases and sales of Funds securities for the Funds and is directed to use its best efforts to obtain the best net results with respect to brokers' commissions and discounts as described in the Trust's current registration statement as amended from time to time. In selecting brokers or dealers, the Sub-Adviser may give consideration to factors other than price, including, but not limited to, research services and market information. Any such services or information which the Sub-Adviser receives in connection with activities for the Trust may also be used for the benefit of other clients and customers of the Sub-Adviser or any of its affiliates. The Sub-Adviser will promptly communicate to the Adviser and to the officers and the Trustees of the Trust such information relating to Funds transactions as they may reasonably request.

3. Compensation of the Sub-Adviser. For the services to be rendered by the Sub-Adviser as provided in Sections 1 and 2 of this Agreement, the Adviser shall pay to the Sub-Adviser compensation at the rate specified in Schedule A attached hereto and made a part of this Agreement. Such compensation shall be paid to the Sub-Adviser quarterly in arrears, and shall be calculated by applying the annual percentage rate(s) as specified in the attached Schedule A to the average month-end assets of the specified Fund during the relevant quarter. Solely for the purpose of calculating the applicable annual percentage rates specified in the attached Schedule(s), there shall be included such other assets as are specified in said Schedule(s).

4. Other Services. At the request of the Trust or the Adviser, the Sub-Adviser in its discretion may make available to the Trust office facilities, equipment, personnel, and other services. Such office facilities, equipment, personnel and services shall be provided for or rendered by the Sub-Adviser and billed to the Trust or the Adviser at a price to be agreed upon by the Sub-Adviser and the Trust or the Adviser.

5. Reports. The Adviser (on behalf of the Trust) and the Sub-Adviser agree to furnish to each other, if applicable, current prospectuses, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.

6. Status of Sub-Adviser. The services of the Sub-Adviser to the Trust are not to be deemed exclusive, and the Sub-Adviser and its directors, officers, employees and affiliates shall be free to render similar services to others so long as its services to the Trust are not impaired thereby. The Sub-Adviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Adviser or the Trust in any way or otherwise be deemed an agent to the Adviser or the Trust.

7. Certain Records. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act which are prepared or maintained by the Sub-Adviser on behalf of the Adviser or the Trust are the property of the Adviser or the Trust and will be surrendered promptly to the Adviser or Trust on request.

8. Liability of Sub-Adviser. No provision of this Agreement shall be deemed to protect the Sub-Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

9. Permissible Interests. To the extent permitted by law, Trustees, agents, and shareholders of the Trust are or may be interested in the Sub-Adviser (or any successor thereof) as directors, partners, officers, or shareholders, or otherwise; directors, partners, officers, agents, and shareholders of the Sub-Adviser are or may be interested in the Trust as Trustees, shareholders or otherwise; and the Sub-Adviser (or any successor thereof) is or may be interested in the Trust as a shareholder or otherwise; provided that all such interests shall be fully disclosed between the parties on an ongoing basis and in the Trust's registration statement as required by law.

10. Duration and Termination. This Agreement, unless sooner terminated as provided herein, shall continue for two years after its initial approval and thereafter for periods of one year for so long as such continuance thereafter is specifically approved at least annually (a) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Funds; provided, however, that if the shareholders of the Fund fail to approve the Agreement as provided herein, the Sub-Adviser may continue to serve hereunder in the manner and to the extent permitted by the 1940 Act and rules thereunder. The foregoing requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder. This Agreement may be terminated at any time, without the payment of any penalty, by the Adviser, by vote of a majority of the Trustees of the Trust or by vote of a majority of the outstanding voting securities of each Fund on not less than 30 days' nor more than 60 days' written notice to the Sub-Adviser, or by the Sub-Adviser at any time without the payment of any penalty, on 60 days' written notice to the Adviser and the Trust. This Agreement will automatically and immediately terminate in the event of its assignment. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the other party at the primary office of such party, unless such party has previously designated another address.

As used in this Section 10, the terms "assignment," "interested persons," and a "vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

11. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

A copy of the Declaration of Trust of the Trust is on file with the Secretary of the State of Delaware, and notice is hereby given that this instrument is not binding upon any of the Trustees, officers, or shareholders of the Trust individually.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first written above.

American Independence	American Independence Financial.
Financial Counselors, LLC	Services, LLC

By:	By:

Title:	Title:

Schedule A
to the
Investment Sub-Advisory Agreement
between
American Independence Financial Services, LLC
and
American Independence Financial Counselors, LLC
For the
Short-Term Bond Fund
Intermediate Bond Fund

American Independence Financial Services, LLC shall pay compensation to American Independence Financial Counselors, LLC pursuant to section 3 of the Investment Sub-Advisory Agreement between said parties in accordance with the following annual percentage rates:

Short-Term Bond Fund	0.15% per annum
Intermediate Bond Fund	0.15% per annum

In the event that investment advisory fees charged to the Short-Term Bond Fund or Intermediate Bond Fund by the Investment Adviser are waived, deferred or reduced, then sub-advisory fees payable in accordance with this Schedule shall be proportionally waived, deferred or reduced. Such fee reduction, if applicable, shall be applied on a monthly basis at the time each payment of sub-advisory fees is due hereunder. Further, if the fees payable to the Sub-Adviser begin to accrue before the end of any month, or if this Agreement terminates before the end of any month, then such fees for such month shall be prorated according to the proportion which the partial period bears to the full month in which such effectiveness or termination occurs

DATED: _________________, 2007

[Shareholder Name]
[Title [if applicable]
[Address]
[Shares Held]

AMERICAN INDEPENDENCE FUNDS TRUST

SPECIAL MEETING OF SHAREHOLDERS
June 28, 2007

Stock Fund, Short-Term Bond Fund, Intermediate Bond Fund

This proxy is solicited on behalf of the board of trustees of American Independence Funds Trust, on behalf of the above referenced Funds, each a separate series of American Independence Funds Trust, (the "the Fund"). The undersigned hereby appoints John Pileggi, Jared Goldstrom and Theresa Donovan, each of them (with full powers of substitution) to vote for the undersigned all shares of beneficial interest of the undersigned in the above-referenced Fund at the Special Meeting of Shareholders to be held at 10:00 a.m. Eastern time, on June 15, 2007, at the Funds' offices located at 335 Madison Avenue, Mezzanine, New York, NY 10017 and any adjournment thereof ("Meeting"), with all the power the undersigned would have if personally present.

The shares represented by this proxy will be voted as instructed on the reverse side. Unless instructions to the contrary are given on the reverse or if this proxy is executed but no instruction is given, this proxy shall be deemed to grant authority to vote "FOR" the proposal, with discretionary power to vote upon such other business as may properly come before the Meeting or any adjournment. The proxies intend to vote with management on any such other business properly brought before the Meeting. The undersigned hereby acknowledges receipt of the accompanying Notice of the Special Meeting and combined Proxy Statement and Prospectus.

Date June 8, 2007

YOUR VOTE IS VERY IMPORTANT. PLEASE
COMPLETE, SIGN, DATE AND RETURN THE
ENCLOSED PROXY CARD PROMPTLY.

Signature(s) of Shareholder(s)

NOTE: Please sign exactly as you name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If a corporation or partnership ,please sign in full corporate or partnership name by an authorized officer.

NOTE: YOUR PROXY IS NOT VALID UNLESS IT IS SIGNED

YOUR VOTE IS IMPORTANT. PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW.
THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL BELOW IF NO SPECIFICATION IS MADE BELOW.

Your board of trustees recommends that you vote "FOR" Proposal 1.

(1) To approve a Sub-Advisory Agreement between American Independence Financial Services, LLC and American Independence Capital Management, LLC.

FOR |_|	AGAINST |_|	ABSTAIN |_|

Your board of trustees recommends that you vote "FOR" Proposal 2.

(2) To approve a Sub-Advisory Agreement between American Independence Financial Services, LLC and American Independence Financial Counselors, LLC.

FOR |_|	AGAINST |_|	ABSTAIN |_|

(3) To transact such other business as may properly come before the meeting.

PLEASE SIGN AND DATE THE REVERSE SIDE.